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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2003
                                                         -----------------



                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                     1-12107                         31-1469076
--------------             ----------------               ------------------
(State or other            (Commission File                  (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
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               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)













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Item 9.  Regulation FD Disclosure.
---------------------------------

     On November 3, 2003, Abercrombie & Fitch Co. (the "Company") issued a news release announcing the election of Edward F. Limato to the Board of Directors of the Company. Mr. Limato was elected effective November 1, 2003. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.




                  [Remainder of page intentionally left blank;
                          signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABERCROMBIE & FITCH CO.


Dated:  November 3, 2003               By:  /s/ Seth R. Johnson
                                          --------------------------------------
                                          Seth R. Johnson
                                          Executive Vice President-Chief
                                          Operating Officer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 3, 2003

                             Abercrombie & Fitch Co.


Exhibit No.   Description
-----------   -----------

    99        News Release issued by Abercrombie & Fitch Co. on November 3, 2003



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